                                                                    EXHIBIT 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

MEDIA CONTACT:                                             INVESTOR CONTACT:
Melissa Martin                                             Helyn Corcos
Symantec Corporation                                       Symantec Corporation
408-517-8475                                               408-517-8324
Melissa_martin@symantec.com                                Hcorcos@symantec.com

      SYMANTEC REPORTS RECORD REVENUE AND EARNINGS IN FISCAL THIRD QUARTER

    LARGE ENTERPRISE TRANSACTIONS AND INTERNATIONAL PERFORMANCE DRIVE RESULTS

CUPERTINO, CALIF. - JAN. 19, 2005 - Symantec Corp. (Nasdaq:SYMC), the global leader in information security, today reported results for its fiscal third quarter ended Dec. 31, 2004. Symantec posted revenue for the quarter of $695 million, a 41 percent increase compared to $494 million for the same quarter last year, driven by strong performance in all business segments.

GAAP RESULTS: Net income for the fiscal third quarter was $164 million, compared to $111 million for the same quarter last year. Earnings per share was $0.22, a 38 percent increase compared to earnings per share of $0.16 for the year-ago quarter.

NON-GAAP RESULTS: Non-GAAP net income for the fiscal third quarter was $175 million, compared to $120 million for the same quarter last year. Non-GAAP earnings per share was $0.24, a 41 percent increase compared to earnings per share of $0.17 for the year-ago quarter. Non-GAAP results, as outlined in the attached consolidated statements and related reconciliation, exclude amortization of other intangibles from acquisitions, amortization of deferred stock-based compensation, acquired in-process research and development, restructuring charges, and patent settlement charges as well as related income tax benefits. See "Use of Non-GAAP Financial Information" below.

"All business segments had strong double digit growth as customers continue to turn to Symantec to manage the integrity of their information assets," said John
W. Thompson, Symantec chairman and CEO. "Solid online business, a record number of large enterprise transactions, both in size and number, and incredible international performance underpinned our success in the quarter."

                                     (More)

SYMANTEC REPORTS RECORD REVENUE AND EARNINGS IN FISCAL THIRD QUARTER
PAGE 2 OF 9

REVENUE COMPONENTS

For the quarter, Symantec's worldwide enterprise business, including enterprise security, enterprise administration, and services, represented 48 percent of total revenue and grew 33 percent year-over-year. Symantec's enterprise security business represented 35 percent of total revenue and grew 29 percent; the enterprise administration business represented 11 percent of total revenue and grew 46 percent; and the services business represented 2 percent of total revenue and grew 37 percent. Symantec's consumer business represented 52 percent of total revenue and grew 49 percent.

International revenues represented 54 percent of total revenue in the third quarter and grew 41 percent over the same quarter last year. The Americas, including the United States, Latin America, and Canada, represented 51 percent of total revenue and grew 39 percent. The Europe, Middle East and Africa region represented 35 percent of total revenue and grew 39 percent. Japan/Asia Pacific represented 14 percent of total revenue and grew 53 percent.

BUSINESS OUTLOOK

Symantec is providing forward-looking guidance for the fiscal fourth quarter ending April 1, 2005, as follows:

      -     Revenue is estimated between $690 million and $710 million.

      - At the mid-point of revenue guidance, GAAP earnings per share is estimated to be $0.23.

      - At the mid-point of revenue guidance, non-GAAP earnings per share is estimated to be $0.24.

Symantec is raising forward-looking guidance for fiscal year 2005 ending April 1, 2005, as follows:

      -     Revenue is estimated to be $2.570 billion.

      - Deferred revenue is expected to be approximately $1.35 billion based on the mid-point of fiscal fourth quarter revenue guidance.

      -     GAAP earnings per share is estimated at $0.80.

      -     Non-GAAP earnings per share is estimated at $0.86.

Non-GAAP earnings per share guidance excludes the pre-tax amortization of other intangibles from acquisitions, amortization of deferred stock-based compensation, acquired in-process research and development and restructuring charges of approximately $14 million and $64 million for the fiscal quarter and year ending April 1, 2005, respectively.

                                     (More)

SYMANTEC REPORTS RECORD REVENUE AND EARNINGS IN FISCAL THIRD QUARTER
PAGE 3 OF 9

QUARTERLY HIGHLIGHTS

      - During the quarter the total number of transactions worldwide worth more than $100,000 each was 410, including 122 worth more than $300,000 and 25 worth more than $1 million each. Overall, 132 more large enterprise transactions were generated compared to the year-ago quarter.

      - Symantec signed new or extended agreements with customers including CIGNA, an employee benefits company; EARTHLINK, one of the nation's leading Internet service providers; SAS, the leader in business intelligence; AGRIBANK, FCB, a financial intermediary providing wholesale funds and services; APAC CUSTOMER SERVICES, INC., a leading provider of customer interaction solutions; HDR, an architectural, engineering, and consulting firm; ANDREW CORPORATION, a global communications equipment and systems supplier; APL, a global container transportation company; ALCAN, a global leader in aluminum and packaging, as well as aluminum recycling; SELECT MEDICAL CORPORATION, a leading operator of specialty hospitals in the United States; NORTHEASTERN REGIONAL INFORMATION CENTER (NERIC), a department of the New York Capital Regional Board of Cooperative Educational Services; CAPITAL HEALTH, Canada's largest integrated academic health region, providing complete health services to 1.6 million residents across central and northern Alberta; and WEST VIRGINIA UNIVERSITY.

      - International customers from the quarter included WIPRO, a leading IT solutions and services provider in application development, system integration, product implementation and consulting services; SOLVAY S.A., an international chemical and pharmaceutical group with headquarters in Brussels; DEXIA GROUPE, the second largest financial group in Belgium; BELGACOM, the leading Internet service provider and operator in Belgium; BALLAST NEDAM, one of the largest construction companies in The Netherlands; SWIFT, a financial industry-owned co-operative supplying secure, standardized messaging services and interface software; TELSTRA, Australia's leading telecommunications and information services company; GLOBO.COM, the leading video and broadband provider in Brazil; and HYPOVEREINSBANK AG, the second largest quoted bank in Germany.

                                     (More)

SYMANTEC REPORTS RECORD REVENUE AND EARNINGS IN FISCAL THIRD QUARTER
PAGE 4 OF 9

CONFERENCE CALL

Symantec has scheduled a conference call for 5 p.m. ET/2 p.m. PT today to discuss fiscal third quarter 2005 results, and to review guidance for the fiscal fourth quarter and fiscal year 2005. Interested parties may access the conference call on the Internet at http://www.symantec.com/invest/index.html. To listen to the live call, please go to the Web site at least 15 minutes early to register, download, and install any necessary audio software. A replay and script of our officers' remarks will be available on the investor relations' home page shortly after the call is completed.

ABOUT SYMANTEC

Symantec is the global leader in information security providing a broad range of software, appliances and services designed to help individuals, small and mid-sized businesses, and large enterprises secure and manage their IT infrastructure. Symantec's Norton brand of products is the worldwide leader in consumer security and problem-solving solutions. Headquartered in Cupertino, Calif., Symantec has operations in more than 35 countries. More information is available at http://www.symantec.com.

                                       ###

NOTE TO EDITORS: If you would like additional information on Symantec Corporation and its products, please view the Symantec Press Center at http://www.symantec.com/PressCenter/ on Symantec's Web site. All prices noted are in US dollars and are valid only in the United States.

Symantec and the Symantec logo are trademarks or registered trademarks, in the United States and certain other countries, of Symantec Corporation. Additional company and product names may be trademarks or registered trademarks of the individual companies and are respectfully acknowledged.

FORWARD LOOKING STATEMENTS: This press release contains forward-looking statements, including forecasts of future revenue, deferred revenue and GAAP and non-GAAP earnings per share, expected industry patterns, and other financial and business results that involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: the sustainability of recent growth rates, particularly in consumer products; the anticipation of the growth of certain market segments, particularly enterprise security; the positioning of Symantec's products in those segments; the competitive environment in the software industry; general market conditions; fluctuations in currency exchange rates; changes to operating systems and product strategy by vendors of operating systems; and whether Symantec can successfully develop new products and integrate acquired businesses, and the degree to which these products and businesses gain market acceptance. Actual results may differ materially from those contained in the forward-looking statements in this press release. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Symantec's recently filed Form 10-Q. Symantec assumes no obligation to update any forward-looking information contained in this press release.

USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Symantec reports non-GAAP financial results. Non-GAAP net income and earnings per share exclude acquisition related charges, such as amortization of other intangibles, amortization of deferred stock-based compensation and in-process research and development, and certain other identified charges, such as restructuring and patent settlement, as well as the tax effect of these items. Symantec's management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Symantec uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release and can also be found on the investor relations Web site at www.symantec.com/invest/center.html.

                                     (More)

SYMANTEC REPORTS RECORD REVENUE AND EARNINGS IN FISCAL THIRD QUARTER
PAGE 5 OF 9

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Symantec Corporation and VERITAS Software Corporation intend to file a registration statement on Form S-4 containing a joint proxy statement/prospectus in connection with the merger transaction involving Symantec and VERITAS Software. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Symantec by contacting Symantec Investor Relations at 408-517-8239. Investors and security holders may obtain free copies of the documents filed with the SEC by VERITAS Software by contacting VERITAS Software Investor Relations at 650-527-4523.

Symantec, VERITAS Software and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Symantec and VERITAS Software in connection with the merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the joint proxy statement/prospectus of Symantec and VERITAS Software described above. Additional information regarding the directors and executive officers of Symantec is also included in Symantec's proxy statement for its 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 30, 2004. Additional information regarding the directors and executive officers of VERITAS Software is also included in VERITAS Software's proxy statement for its 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 21, 2004. These documents are available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Symantec and VERITAS Software as described above.

                                       ###

                                     (More)

SYMANTEC REPORTS RECORD REVENUE AND EARNINGS IN FISCAL THIRD QUARTER
PAGE 6 OF 9

SYMANTEC CORPORATION

GAAP CONSOLIDATED STATEMENTS OF INCOME

                                                                 Three Months Ended              Nine Months Ended
                                                                     December 31,                    December 31,
                                                             ---------------------------     ---------------------------
(In thousands, except per share data; unaudited)                2004             2003           2004            2003
------------------------------------------------             -----------     -----------     -----------     -----------
Net revenues                                                 $   695,224     $   493,905     $ 1,870,171     $ 1,313,694
Cost of revenues                                                 121,498          87,608         330,978         229,996
                                                             -----------     -----------     -----------     -----------

      Gross profit                                               573,726         406,297       1,539,193       1,083,698

Operating expenses:
      Research and development                                    85,289          61,885         241,989         182,086
      Sales and marketing                                        226,577         167,014         616,395         464,556
      General and administrative                                  29,910          21,712          81,773          69,258
      Amortization of other intangibles from acquisitions          1,622             628           3,656           2,175
      Amortization of deferred stock-based compensation            1,041              --           1,680              --
      Acquired in-process research and development                 1,218           1,600           3,480           2,600
      Restructuring, site closures and other                          --            (126)          2,776             444
      Patent settlement                                               --              --              --          13,917
                                                             -----------     -----------     -----------     -----------

                 Total operating expenses                        345,657         252,713         951,749         735,036

Operating income                                                 228,069         153,584         587,444         348,662

      Interest income                                             13,340           9,184          33,516          28,088
      Interest expense                                            (1,741)         (5,291)        (12,323)        (15,873)
      Income, net of expense, from sale of technologies
             and product lines                                        --           5,215              --           9,541
      Other income, net                                               14             618             999             580
                                                             -----------     -----------     -----------     -----------

Income before income taxes                                       239,682         163,310         609,636         370,998
      Provision for income taxes                                  76,105          51,834         193,159         117,308
                                                             -----------     -----------     -----------     -----------

Net income                                                   $   163,577     $   111,476     $   416,477     $   253,690
                                                             ===========     ===========     ===========     ===========

Net income per share - diluted*                              $      0.22     $      0.16     $      0.58     $      0.37
                                                             ===========     ===========     ===========     ===========

Shares used to compute net income
 per share - diluted*                                            742,446         724,358         738,053         713,534
                                                             ===========     ===========     ===========     ===========

* Share and per share amounts for the three and nine months ended December 31, 2003 retroactively reflect the two-for-one stock split effected as a stock dividend, which occurred on November 19, 2004. For the three and nine months ended December 31, 2004 and 2003, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $1.2 million and $3.6 million for the three months ended December 31, 2004 and 2003, respectively, and $8.4 million and $10.8 million for the nine months ended December 31, 2004 and 2003, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

                                     (More)

SYMANTEC REPORTS RECORD REVENUE AND EARNINGS IN FISCAL THIRD QUARTER
PAGE 7 OF 9

SYMANTEC CORPORATION

NON-GAAP CONSOLIDATED STATEMENTS OF INCOME

NON-GAAP AMOUNTS EXCLUDE ALL ACQUISITION RELATED AMORTIZATION OF INTANGIBLES AND AMORTIZATION OF DEFERRED STOCK-BASED COMPENSATION, ACQUIRED IPR&D, PATENT SETTLEMENT AND RESTRUCTURING CHARGES.

                                                                        Three Months Ended           Nine Months Ended
                                                                            December 31,                December 31,
                                                                     -----------------------     ---------------------------
(In thousands, except per share data; unaudited)                      2004           2003           2004            2003
------------------------------------------------                     ---------     ---------     -----------     -----------
Net revenues                                                         $ 695,224     $ 493,905     $ 1,870,171     $ 1,313,694
Cost of revenues                                                       108,163        77,030         293,189         200,413
                                                                     ---------     ---------     -----------     -----------

      Gross profit                                                     587,061       416,875       1,576,982       1,113,281

Operating expenses:
      Research and development                                          85,289        61,885         241,989         182,086
      Sales and marketing                                              226,577       167,014         616,395         464,556
      General and administrative                                        29,910        21,712          81,773          69,258
                                                                     ---------     ---------     -----------     -----------

          Total operating expenses                                     341,776       250,611         940,157         715,900

Operating income                                                       245,285       166,264         636,825         397,381

     Interest income                                                    13,340         9,184          33,516          28,088
     Interest expense                                                   (1,741)       (5,291)        (12,323)        (15,873)
     Income, net of expense, from sale of technologies
             and product lines                                              --         5,215              --           9,541
     Other income, net                                                      14           618             999             580
                                                                     ---------     ---------     -----------     -----------

Income before income taxes                                             256,898       175,990         659,017         419,717
     Provision for income taxes                                         82,207        56,317         210,885         134,309
                                                                     ---------     ---------     -----------     -----------

Net income                                                           $ 174,691     $ 119,673     $   448,132     $   285,408
                                                                     =========     =========     ===========     ===========

Net income per share - diluted*                                      $    0.24     $    0.17     $      0.62     $      0.42
                                                                     =========     =========     ===========     ===========

Shares used to compute net income per share - diluted*                 742,446       724,358         738,053         713,534
                                                                     =========     =========     ===========     ===========

* Share and per share amounts for the three and nine months ended December 31, 2003 retroactively reflect the two-for-one stock split effected as a stock dividend, which occurred on November 19, 2004. For the three and nine months ended December 31, 2004 and 2003, diluted net income per share is calculated using the if-converted method. Under this method, the numerator excludes the interest expense from the 3% convertible subordinated notes, net of income tax, of $1.2 million and $3.6 million for the three months ended December 31, 2004 and 2003, respectively, and $8.4 million and $10.8 million for the nine months ended December 31, 2004 and 2003, respectively, and the denominator includes shares issuable from the assumed conversion of the 3% convertible subordinated notes.

                                     (More)

SYMANTEC REPORTS RECORD REVENUE AND EARNINGS IN FISCAL THIRD QUARTER
PAGE 8 OF 9

SYMANTEC CORPORATION

RECONCILIATION OF NON-GAAP GROSS PROFIT, OPERATING EXPENSES AND CONSOLIDATED STATEMENTS OF INCOME TO THE GAAP GROSS PROFIT, OPERATING EXPENSES AND CONSOLIDATED STATEMENTS OF INCOME

                                                                  Three Months Ended                Nine Months Ended
                                                                     December 31,                      December 31,
                                                             -----------------------------     -----------------------------
(In thousands, except per share data; unaudited)                2004            2003              2004             2003
------------------------------------------------             ------------     ------------     ------------     ------------
Non-GAAP gross profit                                        $    587,061     $    416,875     $  1,576,982     $  1,113,281

Cost of revenues:
      Amortization of acquired product rights                     (13,335)         (10,578)         (37,789)         (29,583)
                                                             ------------     ------------     ------------     ------------

GAAP gross profit                                            $    573,726     $    406,297     $  1,539,193     $  1,083,698
                                                             ============     ============     ============     ============

Non-GAAP operating expenses                                  $    341,776     $    250,611     $    940,157     $    715,900

Operating expenses:
      Amortization of other intangibles from acquisitions           1,622              628            3,656            2,175
      Amortization of deferred stock-based compensation             1,041               --            1,680               --
      Acquired in-process research and development                  1,218            1,600            3,480            2,600
      Restructuring, site closures and other                           --             (126)           2,776              444
      Patent settlement                                                --               --               --           13,917
                                                             ------------     ------------     ------------     ------------

          Total operating expenses                                  3,881            2,102           11,592           19,136

GAAP operating expenses                                      $    345,657     $    252,713     $    951,749     $    735,036
                                                             ============     ============     ============     ============

Non-GAAP net income                                          $    174,691     $    119,673     $    448,132     $    285,408

Cost of revenues                                                  (13,335)         (10,578)         (37,789)         (29,583)
Operating expenses                                                 (3,881)          (2,102)         (11,592)         (19,136)

      Income tax benefit                                            6,102            4,483           17,726           17,001
                                                             ------------     ------------     ------------     ------------

GAAP net income                                              $    163,577     $    111,476     $    416,477     $    253,690
                                                             ============     ============     ============     ============

NON-GAAP AND GAAP NET INCOME PER SHARE - DILUTED

Non-GAAP net income per share - diluted                      $       0.24     $       0.17     $       0.62     $       0.42
                                                             ============     ============     ============     ============

GAAP net income per share - diluted                          $       0.22     $       0.16     $       0.58     $       0.37
                                                             ============     ============     ============     ============

Shares used to compute net income
   per share - diluted                                            742,446          724,358          738,053          713,534
                                                             ============     ============     ============     ============

                                     (More)

SYMANTEC REPORTS RECORD REVENUE AND EARNINGS IN FISCAL THIRD QUARTER
PAGE 9 OF 9

SYMANTEC CORPORATION

CONSOLIDATED BALANCE SHEETS

                                                  December 31,     March 31,
(In thousands; unaudited)                             2004           2004
-------------------------                         -----------     -----------
ASSETS

Current assets:
        Cash and cash equivalents                 $ 2,944,002     $ 2,410,331
        Trade accounts receivable, net                324,488         259,152
        Inventories                                    21,884          15,134
        Current deferred income taxes                 141,105          98,438
        Other current assets                           65,801          59,079
                                                  -----------     -----------
           Total current assets                     3,497,280       2,842,134

Property and equipment, net                           386,092         378,367
Acquired product rights, net                          138,014         120,938
Goodwill                                            1,386,851       1,080,759
Other long-term assets                                 48,904          34,300
                                                  -----------     -----------
                                                  $ 5,457,141     $ 4,456,498
                                                  ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
        Accounts payable                          $    82,874     $    71,654
        Accrued compensation and benefits             116,214         116,770
        Current deferred revenue                    1,181,350         878,716
        Other accrued expenses                         88,068          92,595
        Income taxes payable                          190,132         127,305
                                                  -----------     -----------
           Total current liabilities                1,658,638       1,287,040

Convertible subordinated notes                             --         599,987
Long-term deferred revenue                            112,623          92,481
Long-term deferred tax liabilities                     53,014          44,750
Other long-term obligations                             5,153           6,032

Stockholders' equity:
        Common stock                                    7,078           3,119
        Capital in excess of par value              2,372,144       1,573,466
        Accumulated other comprehensive income        256,247         125,484
        Deferred stock-based compensation             (10,878)             --
        Retained earnings                           1,003,122         724,139
                                                  -----------     -----------
           Total stockholders' equity               3,627,713       2,426,208
                                                  -----------     -----------
                                                  $ 5,457,141     $ 4,456,498
                                                  ===========     ===========

                                      ###